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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): May 19, 2007

                           GRANITE MASTER ISSUER PLC
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                  333-141533
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE FUNDING 2 LIMITED
            (Exact name of registrant as specified in its charter)
                               England and Wales
                (State or other jurisdiction of incorporation)
                                 333-141533-01
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                                  Fifth Floor
                                100 Wood Street
                           London EC2V 7EX, England
                   (Address of principal executive offices)
                              +44 (0)20 7606 0643
             (Registrant's telephone number, including area code)

                       GRANITE FINANCE TRUSTEES LIMITED
            (Exact name of registrant as specified in its charter)
                            Jersey, Channel Islands
                (State or other jurisdiction of incorporation)
                                 333-141533-02
                           (Commission File Number)
                                Not applicable
                       (IRS Employer Identification No.)
                              22 Grenville Street
                  St. Helier, Jersey JE4 8PX, Channel Islands
                   (Address of principal executive offices)
                              +44 (0)1534 609 333
             (Registrant's telephone number, including area code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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


Section 8     Other Events
---------     ------------

Item 8.01.    Other Events
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Pursuant to Rule 424(b)(5) under the Securities Act of 1933, as amended, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K, Granite Master Issuer plc, Granite Finance Trustees Limited and Granite Finance Funding 2 Limited are filing a prospectus and a prospectus supplement with the Securities and Exchange Commission (the "Commission") relating to the Series 2007-2 Class 1A1, Class 2A1, Class 3A1, Class 4A1, Class 1B1, Class 2B1, Class 3B1, Class 1M1, Class 2M1 and Class 2C1 notes issued by Granite Master Issuer plc (the "Notes").

Incorporation of Certain Documents by Reference
-----------------------------------------------

The consolidated financial statements of Barclays Bank PLC and its subsidiaries incorporated in the prospectus supplement by reference to the combined Annual Report on Form 20-F of Barclays PLC and Barclays Bank PLC for the year ended December 31, 2006 have been so incorporated in reliance upon an audit report of PricewaterhouseCoopers LLP, London, England, independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting.

The consolidated financial statements of Deutsche Bank Aktiengesellschaft and its subsidiaries as of December 31, 2006 and 2005, and for each of the years in the three-year period ended December 31, 2006, which were prepared in accordance with U.S. GAAP, are incorporated by reference in the prospectus supplement in reliance upon the audit report of KPMG Deutsche Treuhand-Gesellschaft Aktiengesellschaft Wirtschaftsprufungsgesellschaft,
Marie-Curie-Strasse 30, D-60439 Frankfurt am Main, Germany, independent registered public accounting firm, given upon the authority of said firm as experts in auditing and accounting.


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Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01.    Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
     ---------


Exhibit No.    Description

  23.1.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays Bank PLC

  23.1.2       Consent of KPMG Deutsche Treuhand-Gesellschaft
               Aktiengesellschaft Wirtschaftsprufungsgesellschaft, independent registered public accounting firm of Deutsche Bank
               Aktiengesellschaft


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: May 22, 2007


                           GRANITE MASTER ISSUER PLC


                           By:    L.D.C. Securitisation Director No. 1 Limited

                           By:    /s/ S TYSON
                           Name:  Sharon Tyson
                           Title: Director



Date: May 22, 2007


                           GRANITE FINANCE FUNDING 2 LIMITED


                           By:    L.D.C. Securitisation Director No. 1 Limited

                           By:    /s/ S TYSON
                           Name:  Sharon Tyson
                           Title: Director


Date: May 22, 2007


                           GRANITE FINANCE TRUSTEES LIMITED


                           By:    /s/ DANIEL LE BLANCQ
                           Name:  Daniel Le Blancq
                           Title: Director


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                                 EXHIBIT INDEX

               The following exhibits are filed herewith:


Exhibit No.
-----------

23.1.1 Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm of Barclays Bank PLC

23.1.2         Consent of KPMG Deutsche Treuhand-Gesellschaft
               Aktiengesellschaft Wirtschaftsprufungsgesellschaft, independent registered public accounting firm of Deutsche Bank
               Aktiengesellschaft